Exhibit 23.9
                [Ryder Scott Company letterhead]


                 PETROLEUM CONSULTANT'S CONSENT

We consent to the incorporation by reference in the Registration
Statement on Form S-8 of Devon Energy Corporation of our appraisal report for Santa Fe Snyder Corporation as of the years ended December 31, 1999, 1998 and 1997.

                                        RYDER SCOTT COMPANY, L.P.
                                        Ryder Scott Company, L.P.

Houston, Texas
October 6, 2000